Exhibit 99.1

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On January 31, 2025, (the “Closing Date”), CommScope Holding Company, Inc. (“CommScope”, the “Company”) completed the sale of its Outdoor Wireless Networks (“OWN”) segment and Distributed Antenna Systems (“DAS”) business unit of its Networking, Intelligent Cellular & Security Solutions segment (collectively, the “Business”) (the “Disposal”), to Amphenol Corporation (“Amphenol”, the “Buyer”). The OWN segment provides wireless infrastructure for mobile networks, including macro and small cell site solutions. The DAS business unit provides solutions for cellular infrastructure inside venues, campuses and enterprises. Pursuant to the Purchase Agreement, CommScope sold the Business to Amphenol in exchange for $2.1 billion in cash, on a cash-free, debt-free basis.

The following unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of CommScope, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The unaudited pro forma condensed consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what CommScope’s results of operations or financial position would have been had the Disposal occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements should not be considered indicative of CommScope’s future results of operations or financial position. The actual financial position and results of operations may differ significantly from the unaudited pro forma condensed consolidated financial statements presented herein due to a variety of factors.

The unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2024, have been derived from the historical unaudited condensed consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on November 7, 2024. The unaudited pro forma condensed consolidated financial statements for the years ended December 31, 2023, 2022, and 2021 have been derived from the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with CommScope’s historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024, and for the years ended December 31, 2023, 2022 and 2021 reflect pro forma results of CommScope’s operations as if the Disposal had occurred on January 1, 2021. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, gives effect to the Disposal as if it had occurred on that date. The adjustments in the “Other Separation Adjustments” column in the unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet give effect to the Other Separation Adjustments as if they occurred as of January 1, 2023, and September 30, 2024, respectively.

In the third quarter of 2024, the Disposal met the criteria under ASC 205-20, Presentation of Financial Statements, for discontinued operations, and the Company started presenting the Disposal as a discontinued operation in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. The Company believes that the adjustments included within the “Discontinued Operations of the Business” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. CommScope’s current estimates on a discontinued operations basis are subject to change as the Company finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ended December 31, 2024.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

•
Transaction Accounting Adjustments:
o
Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.
•
Autonomous Entity Adjustments:
o
Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies or dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the disclosures as management adjustments.

The following unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet reflect the following transactions in conjunction with the Disposal:

•
Discontinued Operations of the Business:
o
The historical financial results directly attributable to the OWN segment and DAS business unit in accordance with ASC 205
•
Other Separation Adjustments:

o
The Debt Repayment;
o
Estimated unaccrued one-time transaction costs;
o
Contractual arrangements including a transition services agreement (“TSA Agreement” or the “TSA”) for a time period not expected to exceed 36 months.

The unaudited pro forma condensed consolidated financial statements do not contain any autonomous entity adjustments or potential synergies or dis-synergies that may occur in connection with the Disposal.

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2024

(In millions, except share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Business (a)	Other Separation Adjustments	Notes	Pro Forma
Assets
Cash and cash equivalents	$392.1	$-	$303.5	(c)	$695.6
Accounts receivable, net	664.8	-	-		664.8
Inventories, net	843.5	-	-		843.5
Prepaid expenses and other current assets	178.0	-	-		178.0
Current assets held for sale	1,345.5	(1,345.5)	-		-
Total current assets	$3,423.9	$(1,345.5)	$303.5		$2,381.9
Property, plant and equipment, net	365.0	-	-		365.0
Goodwill	2,906.9	-	-		2,906.9
Other intangible assets, net	1,276.2	-	-		1,276.2
Deferred income taxes	553.6	-	-		553.6
Other noncurrent assets	285.1	-	-		285.1
Total assets	$8,810.7	$(1,345.5)	$303.5		$7,768.7
Liabilities and Stockholders’ Deficit
Accounts payable	$381.7	$-	$-		381.7
Accrued and other liabilities	527.0	-	7.4	(d)(g)	534.4
Current portion of long term debt	1,306.6	-	-		1,306.6
Current liabilities held for sale	235.4	(235.4)	-		-
Total current liabilities	$2,450.7	$(235.4)	$7.4		$2,222.7
Long-term debt	7,966.4	-	(1,791.9)	(g)	6,174.5
Deferred income taxes	101.0	-	-		101.0
Other noncurrent liabilities	404.4	-	-		404.4
Total liabilities	$10,922.5	$(235.4)	$(1,784.5)		$8,902.6
Commitments and contingencies
Series A convertible preferred stock, $0.01 par value	1,210.7	-	-		1,210.7
Stockholders' deficit:
Preferred stock, $0.01 par value: Authorized shares: 200,000,000; Issued and outstanding shares: 1,210,682 shares Series A convertible preferred stock	-	-	-		-
Common stock, $0.01 par value: Authorized shares: 1,300,000,000; Issued and outstanding shares: 215,857,513 shares	2.3	-	-		2.3
Additional paid-in capital	2,522.9	-	-		2,522.9
Accumulated deficit	(5,300.9)	(1,110.1)	2,088.0	(f)	(4,323.0)
Accumulated other comprehensive loss	(243.2)	-	-		(243.2)
Treasury stock, at cost: 15,636,515 shares	(303.6)	-	-		(303.6)
Total stockholders' deficit	(3,322.5)	(1,110.1)	2,088.0		(2,344.6)
Total liabilities and stockholders' deficit	$8,810.7	$(1,345.5)	$303.5		$7,768.7

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2024

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Other Separation Adjustments	Notes	Pro Forma
Net sales	$3,036.7	$-		$3,036.7
Cost of sales	1,909.9	-		1,909.9
Gross profit	1,126.8	-		1,126.8
Transition service agreement income, net	22.4	3.1	(e)	25.5
Operating expenses:
Selling, general and administrative	565.5	-		565.5
Research and development	235.2	-		235.2
Amortization of purchased intangible assets	181.4	-		181.4
Restructuring costs, net	30.6	-		30.6
Asset impairments	-	-		-
Total operating expenses	1,012.7	-		1,012.7
Operating income	136.5	3.1		139.6
Other income, net	1.7	-		1.7
Interest expense	(503.2)	78.2	(g)	(425.0)
Interest income	8.3	-		8.3
Loss from continuing operations before income taxes	(356.7)	81.3		(275.4)
Income tax expense	(41.2)	(19.9)	(i)	(61.1)
Loss from continuing operations	(397.9)	61.4		(336.5)
Series A convertible preferred stock dividends	(48.6)	-		(48.6)
Net loss from continuing operations attributable to common stockholders	$(446.5)	$61.4		$(385.1)

Loss per share from continuing operations:
Basic	$(2.09)			$(1.80)
Diluted	$(2.09)			$(1.80)

Weighted average shares outstanding:
Basic	213.9			213.9
Diluted	213.9			213.9

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2023

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Business (b)	Notes	Other Separation Adjustments	Notes	Pro Forma
Net sales	$5,789.2	$(1,224.0)		$-		$4,565.2
Cost of sales	3,640.9	(742.3)		-		2,898.6
Gross profit	2,148.3	(481.7)		-		1,666.6
Transition service agreement income, net	-	-		35.0	(e)	35.0
Operating expenses:
Selling, general and administrative	873.3	(90.3)		-		783.0
Research and development	459.7	(76.6)		-		383.1
Amortization of purchased intangible assets	327.1	(26.1)		-		301.0
Restructuring costs, net	29.7	(4.4)		-		25.3
Asset impairments	571.4	-		-		571.4
Total operating expenses	2,261.2	(197.4)		-		2,063.8
Operating loss	(112.9)	(284.3)		35.0		(362.2)
Other income, net	59.7	6.4		-		66.1
Interest expense	(675.8)	-		97.1	(g)	(578.7)
Interest income	11.1	-		-		11.1
Loss from continuing operations before income taxes	(717.9)	(277.9)		132.1		(863.7)
Income tax expense	(133.4)	65.9	(h)	(32.4)	(i)	(99.9)
Loss from continuing operations	(851.3)	(212.0)		99.7		(963.6)
Series A convertible preferred stock dividends	(61.8)	-		-		(61.8)
Net loss from continuing operations attributable to common stockholders	$(913.1)	$(212.0)		$99.7		$(1,025.4)

Loss per share from continuing operations
Basic	$(4.33)					$(4.86)
Diluted	$(4.33)					$(4.86)

Weighted average shares outstanding
Basic	210.9					210.9
Diluted	210.9					210.9

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2022

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Business (b)	Notes	Pro Forma
Net sales	$7,524.7	$(1,735.8)		$5,788.9
Cost of sales	4,930.7	(1,127.4)		3,803.3
Gross profit	2,594.0	(608.4)		1,985.6
Operating expenses:
Selling, general and administrative	1,040.9	(133.1)		907.8
Research and development	543.6	(92.0)		451.6
Amortization of purchased intangible assets	440.0	(39.9)		400.1
Restructuring costs, net	63.0	(21.1)		41.9
Asset impairments	1,119.6	-		1,119.6
Total operating expenses	3,207.1	(286.1)		2,921.0
Operating loss	(613.1)	(322.3)		(935.4)
Other expense, net	(0.5)	0.6		0.1
Interest expense	(588.9)	-		(588.9)
Interest income	2.8	-		2.8
Loss from continuing operations before income taxes	(1,199.7)	(321.7)		(1,521.4)
Income tax benefit	15.0	76.3	(h)	91.3
Loss from continuing operations	(1,184.7)	(245.4)		(1,430.1)
Series A convertible preferred stock dividends	(59.0)	-		(59.0)
Net loss from continuing operations attributable to common stockholders	$(1,243.7)	$(245.4)		$(1,489.1)

Loss per share from continuing operations
Basic	$(6.00)			$(7.18)
Diluted	$(6.00)			$(7.18)

Weighted average shares outstanding
Basic	207.4			207.4
Diluted	207.4			207.4

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2021

(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical CommScope	Discontinued Operations of the Business (b)	Notes	Pro Forma
Net sales	$6,737.4	$(1,680.2)		$5,057.2
Cost of sales	4,297.8	(1,087.2)		3,210.6
Gross profit	2,439.6	(593.0)		1,846.6
Operating expenses:		-
Selling, general and administrative	1,082.9	(122.2)		960.7
Research and development	565.0	(98.3)		466.7
Amortization of purchased intangible assets	510.0	(53.1)		456.9
Restructuring costs, net	85.1	(0.7)		84.4
Asset impairments	-	-		-
Total operating expenses	2,243.0	(274.3)		1,968.7
Operating loss	196.6	(318.7)		(122.1)
Other expense, net	(26.5)	(2.3)		(28.8)
Interest expense	(561.2)	-		(561.2)
Interest income	1.9	-		1.9
Loss from continuing operations before income taxes	(389.2)	(321.0)		(710.2)
Income tax benefit	39.2	80.0	(h)	119.2
Loss from continuing operations	(350.0)	(241.0)		(591.0)
Series A convertible preferred stock dividends	(57.3)	-		(57.3)
Net loss from continuing operations attributable to common stockholders	$(407.3)	$(241.0)		$(648.3)

Loss per share from continuing operations
Basic	$(2.00)			$(3.18)
Diluted	$(2.00)			$(3.18)

Weighted average shares outstanding
Basic	203.6			203.6
Diluted	203.6			203.6

See notes to unaudited pro forma condensed consolidated financial statements

CommScope Holding Company, Inc.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(In millions, unless otherwise noted)

1.
BASIS OF PRESENTATION

The historical financial information as of and for the nine months ended September 30, 2024, has been derived from and should be read in conjunction with the historical unaudited condensed consolidated financial statements of CommScope, included in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, and the assumptions outlined in Note 2 below. The historical financial information for the years ended December 31, 2023, 2022, and 2021 has been derived from and should be read in conjunction with the historical audited consolidated financial statements of CommScope, included in CommScope’s Annual Report on Form 10-K for the years ended December 31, 2023, 2022, and 2021 and the assumptions outlined in Note 2 below.

2.
PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial statements:

a)
The “Discontinued Operations of the Business” column in the unaudited pro forma condensed consolidated balance sheet eliminates the assets and liabilities of the Business, which were reported as “held for sale” in the unaudited condensed consolidated balance sheet in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
b)
The “Discontinued Operations of the Business” column in the unaudited pro forma condensed consolidated statement of operations represents the historical financial results directly attributable to the OWN segment and DAS business unit in accordance with ASC 205. This adjustment is not required for the unaudited condensed consolidated statement of operations for the nine months ended September 30, 2024 as the Company began reporting the results of the Business in discontinued operations in CommScope’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.
c)
The unaudited pro forma condensed consolidated balance sheet reflects the cash consideration received in exchange for the sale of the Business and the Debt Repayment as follows:

Amount
Cash consideration received for sale of the Business	$2,111.2
Partial repayment of 4.750% Senior Secured Notes due 2029	(299.0)
Full repayment of 6.000% Senior Secured Notes due 2026	(1,500.0)
Accrued interest as of September 30, 2024	(8.7)
Pro forma adjustment to cash and cash equivalents	$303.5

CommScope also used cash proceeds from the sale of the Business to repay $250.0 outstanding under the Company’s asset-based revolving credit facility. This is not reflected in these pro forma adjustments as CommScope drew upon this facility subsequent to September 30, 2024, which is the date of the unaudited pro forma condensed consolidated balance sheet included herein.

d)
Estimated unaccrued one-time transaction costs of $16.1 were recorded as an accrual in the unaudited pro forma condensed consolidated balance sheet within accrued and other liabilities. These costs consist of accounting, financial, and legal advisory fees.

e)
In conjunction with the Disposal, the Company entered into a TSA. Under the TSA, the Company will provide and receive certain post-closing services on a transitional basis. The TSA has an initial term of up to 36 months for certain services and provides for options to extend services for up to two renewal terms of six months each. For services provided, a pro forma adjustment recognizing the related monthly fixed fee income was included in transition services agreement income, net of $3.1 and $35.0 for the nine months ended September 30, 2024, and year ended December 31, 2023, respectively.

f)
The adjustment made to the accumulated deficit in the unaudited pro forma condensed consolidated balance sheet consists of the following adjustments:

Amount
Cash consideration received for sale of the Business	$2,111.2
Estimated unaccrued one-time transaction costs	(16.1)
Write-off of unamortized debt issuance costs related to Debt Repayment	(7.1)
Pro forma adjustment to accumulated deficit	$2,088.0

g)
The adjustment to long-term debt in the unaudited pro forma condensed consolidated balance sheet reflects the impacts of the Debt Repayment as follows:

Amount
Partial repayment of 4.750% Senior Secured Notes due 2029	$(299.0)
Full repayment of 6.000% Senior Secured Notes due 2026	(1,500.0)
Write-off of unamortized debt issuance costs	7.1
Pro forma adjustment to long-term debt	$(1,791.9)

Additionally, cash proceeds were used to pay $8.7 of accrued interest, which is reflected as a reduction of accrued and other liabilities in the unaudited pro forma condensed consolidated balance sheet.

The adjustment to interest expense in the unaudited proforma condensed consolidated statements of operations for the nine months ended September 30, 2024 and year ended December 31, 2023 reflects the following:

	Nine Months ended September 30, 2024	Year ended December 31, 2023
Reduced interest expense in connection with the Debt Repayment	$78.2	$104.2
Write-off of unamortized debt issuance costs	-	(7.1)
Pro forma adjustment to interest expense	$78.2	$97.1

h)
The income tax impacts of discontinued operations have been estimated using the applicable statutory income tax rate in the respective jurisdictions, adjusted for effective tax rate impacts related to permanent differences and income tax credits. The estimated income tax adjustments are subject to change and actual amounts will differ from the results reflected herein.

i)
Represents the tax impact of the pro forma adjustments at the applicable blended statutory income tax rates.